UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2013

Commission File Number	Name of Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
1-9894	Alliant Energy Corporation (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608) 458-3311	39-1380265

1-4117	Interstate Power and Light Company (an Iowa corporation) Alliant Energy Tower Cedar Rapids, Iowa 52401 Telephone (319) 786-4411	42-0331370

0-337	Wisconsin Power and Light Company (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608) 458-3311	39-0714890

This combined Form 8-K is separately filed by Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 9, 2013, the Board of Directors of Alliant Energy Corporation (“AEC”) approved the Restated Bylaws of AEC, effective May 10, 2013. The Restated Bylaws of AEC effected amendments to AEC’s existing Bylaws, including the following: (i) removal of references to specific committees of the Board of Directors of AEC and (ii) clarification of the powers and authority of the Board of Directors of AEC with respect to creating committees of the Board of Directors of AEC and designating members of such committees. A copy of the Restated Bylaws of AEC is included as Exhibit 3.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

On May 9, 2013, the Board of Directors of Interstate Power and Light Company (“IPL”), and IPL’s sole common shareowner, AEC, approved the Amended and Restated Articles of Incorporation of IPL, effective May 10, 2013. The Amended and Restated Articles of Incorporation of IPL incorporated all previously adopted amendments concerning preferred stock and made certain changes to reflect the Iowa Business Corporation Act. A copy of the Amended and Restated Articles of Incorporation of IPL is included as Exhibit 3.2 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

On May 9, 2013, the Board of Directors of IPL approved the Restated Bylaws of IPL, effective May 10, 2013. The Restated Bylaws of IPL effected amendments to IPL’s existing Bylaws, including the following: (i) removal of references to specific committees of the Board of Directors of IPL and (ii) clarification of the powers and authority of the Board of Directors of IPL with respect to creating committees of the Board of Directors of IPL and designating members of such committees. A copy of the Restated Bylaws of IPL is included as Exhibit 3.3 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

On May 9, 2013, the Board of Directors of Wisconsin Power and Light Company (“WPL”), and WPL’s sole common shareowner, AEC, approved the Amended and Restated Articles of Incorporation of WPL, effective May 9, 2013. The Amended and Restated Articles of Incorporation of WPL removed all previously adopted amendments concerning preferred stock due to the full redemption of all outstanding preferred stock at WPL, removed all rights associated with preferred stock, authorized the Board of Directors of WPL or a committee thereof to establish the rights of holders of preferred stock if issued in the future, and increased the number of authorized shares of preferred stock. In addition, the amendments made certain changes to reflect the Wisconsin Business Corporation Law. A copy of the Amended and Restated Articles of Incorporation of WPL is included as Exhibit 3.4 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

On May 9, 2013, the Board of Directors of WPL approved the Restated Bylaws of WPL, effective May 10, 2013. The Restated Bylaws of WPL effected amendments to WPL’s existing Bylaws, including the following: (i) removal of references to specific committees of the Board of Directors of WPL and (ii) clarification of the powers and authority of the Board of Directors of WPL with respect to creating committees of the Board of Directors of WPL and designating members of such committees. A copy of the Restated Bylaws of WPL is included as Exhibit 3.5 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The final results of voting on each of the matters submitted to a vote of shareowners during the annual meeting of shareowners of AEC on May 9, 2013 are as follows.

1. Election of directors for terms expiring in 2016. Each nominee for director was elected by the following vote:

	For	Withheld	Broker Non-Votes
Michael L. Bennett	71,525,376	4,623,373	15,919,290
Darryl B. Hazel	71,635,710	4,513,038	15,919,290
David A. Perdue	71,475,734	4,673,015	15,919,290

2. Advisory vote on approval of the compensation of AEC’s named executive officers. This matter was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
71,021,072	3,578,287	1,549,390	15,919,290

3. Ratification of the appointment of Deloitte & Touche LLP as AEC’s independent registered public accounting firm for 2013. This matter was approved by the following vote:

For	Against	Abstentions
90,658,756	862,758	546,524

The final results of voting on each of the matters submitted to a vote of shareowners of IPL for action by written consent on May 9, 2013 in lieu of an annual meeting of shareowners are as follows. AEC voted all of the 13,370,788 outstanding shares of common stock of IPL in favor of and approved (1) the election of Michael L.

Bennett, Darryl B. Hazel and David A. Perdue as directors of IPL for terms expiring in 2016, and (2) the ratification of the appointment of Deloitte & Touche LLP as IPL’s independent registered public accounting firm for 2013. There were no votes withheld, abstentions or broker non-votes with respect to these matters.

The final results of voting on each of the matters submitted to a vote of shareowners of WPL for action by written consent on May 9, 2013 in lieu of an annual meeting of shareowners are as follows. AEC voted all of the 13,236,601 outstanding shares of common stock of WPL in favor of and approved (1) the election of Michael L. Bennett, Darryl B. Hazel and David A. Perdue as directors of WPL for terms expiring in 2016, and (2) the ratification of the appointment of Deloitte & Touche LLP as WPL’s independent registered public accounting firm for 2013. There were no votes withheld, abstentions or broker non-votes with respect to these matters.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable

(c)	Exhibits. The following exhibits are being filed herewith:

(3.1) Restated Bylaws of Alliant Energy Corporation, effective May 10, 2013

(3.2) Amended and Restated Articles of Incorporation of Interstate Power and Light Company, effective May 10, 2013

(3.3) Restated Bylaws of Interstate Power and Light Company, effective May 10, 2013

(3.4) Amended and Restated Articles of Incorporation of Wisconsin Power and Light Company, effective May 9, 2013

(3.5) Restated Bylaws of Wisconsin Power and Light Company, effective May 10, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: May 10, 2013	By:	/s/ James H. Gallegos
James H. Gallegos Vice President and General Counsel

INTERSTATE POWER AND LIGHT COMPANY

Date: May 10, 2013	By:	/s/ James H. Gallegos
James H. Gallegos Vice President and General Counsel

WISCONSIN POWER AND LIGHT COMPANY

Date: May 10, 2013	By:	/s/ James H. Gallegos
James H. Gallegos Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Restated Bylaws of Alliant Energy Corporation, effective May 10, 2013

3.2	Amended and Restated Articles of Incorporation of Interstate Power and Light Company, effective May 10, 2013

3.3	Restated Bylaws of Interstate Power and Light Company, effective May 10, 2013

3.4	Amended and Restated Articles of Incorporation of Wisconsin Power and Light Company, effective May 9, 2013

3.5	Restated Bylaws of Wisconsin Power and Light Company, effective May 10, 2013